COLUMBIA FUNDS SERIES TRUST I

Columbia Common Stock Fund

(the “Fund”)

Supplement to the Prospectuses dated February 1, 2008 and

Statement of Additional Information dated March 31, 2008

The Board of Trustees approved changing the name of the Fund to Columbia Contrarian Core Fund.

Accordingly, effective November 14, 2008, all references to “Columbia Common Stock Fund” are replaced with “Columbia Contrarian Core Fund.”

INT-47/156923-1108	November 14, 2008